UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             Date of reported event:
                                  March 9, 2004

                     Birner Dental Management Services, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
       -------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

                   0-23367                                84-1307044
           ----------------------            -------------------------------
          (Commission File Number)          (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
              -------------------------------------------------------
               (Address of principal executive offices)    (Zip code)

                                 (303) 691-0680
               --------------------------------------------------
              (Registrant's telephone number, including area code)


         (Former name, former address and former fiscal year, if changed since last report.)

Item 5.           Declaration of quarterly dividend.

On March 9, 2004, Birner Dental Management Services, Inc. announced, in the attached press release, the declaration of a quarterly dividend of $.075 per common share, payable April 14, 2004 to shareholders of record March 31, 2004. The press release is filed as Exhibit 99.5

Item 12.          Earnings Release.

On March 9, 2004, Birner Dental Management Services, Inc. issued the attached press release reporting its financial results for the year and fourth quarter ended December 31, 2003. The press release is filed as Exhibit 99.5.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------
99.5              Announcement of a quarterly dividend payable April 14, 2004 and the earnings release of Birner Dental Management Services, Inc. dated March 9, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           BIRNER DENTAL MANAGEMENT SERVICES, INC.

                           a Colorado corporation

Date:  March 9, 2004       By:    /s/ Dennis N. Genty
                                  ----------------------------
                           Name:  Dennis N. Genty
                                  Title: Chief Financial Officer, Secretary,
                                  Treasurer and Director
                                 (Principal Financial and Accounting Officer)